UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2017

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) On February 24, 2017, the Board of Directors (the “Board”) of Sysco Corporation (the “Company” or “Sysco”) elected Anita A. Zielinski as the Senior Vice President and Chief Accounting Officer of the Company, effective April 3, 2017. On the date hereof, Sysco issued the press release announcing Ms. Zielinski’s election, which is filed herewith as Exhibit 99.1.

Ms. Zielinski, age 43, has served as a partner of Ernst & Young LLP, a public accounting firm (“E&Y”), since 2013, and as a member of E&Y’s assurance practice for over 20 years. She has extensive experience working with both large and midcap public registrants on securities law filings, business combinations and complex accounting and financial reporting matters.

Ms. Zielinski does not have a written employment agreement. She will receive an annual base salary of $450,000. As a participant in the Company’s Fiscal 2017 Management Incentive Program for Corporate MIP-Bonus Eligible Positions (the “MIP Program”), Ms. Zielinski is eligible to receive a pro-rated annual incentive award in cash, based on her period of service during fiscal 2017, and her target annual incentive opportunity for fiscal 2017 will be 100% of her annual base salary. To offset compensation that Ms. Zielinski will forfeit in connection with accepting employment with Sysco, the amount of her annual incentive award under the MIP Program will be determined based on the better of actual or “target” (1) Company performance with respect to the financial metrics and (2) individual performance with respect to the strategic bonus objectives.

Additionally, Ms. Zielinski is a participant in the Company’s long-term incentive plans and will be eligible to receive annual long-term incentive awards with a targeted aggregate dollar value equal to 200% of her annual base salary, which annual awards are expected to be granted to eligible participants in August 2017.

Ms. Zielinski is also eligible to participate in other benefit plans and arrangements available to Company officers and employees, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 5, 2016.

There is no arrangement or understanding with any person pursuant to which Ms. Zielinski is being elected as Senior Vice President and Chief Accounting Officer. There are no family relationships between Ms. Zielinski and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

            Not applicable.

(b) Pro Forma Financial Information.

            Not applicable.

(c) Shell Company Transactions.

            Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated March 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: March 1, 2017	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 1, 2017